NYSE: WTR Investor Presentation Q2 2019

Forward Looking Statement This presentation contains in addition to historical information, forward looking statements based on assumptions made by management regarding future circumstances over which the company may have little or no control, that involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward - looking statements. These factors include, among others, the following: general economic and business conditions; weather conditions affecting customers’ usage or the company’s cost of operations; costs arising from changes in regulations; regulatory treatment of rate increase requests; availability and cost of capital; the success of growth initiatives, including pending acquisitions; the ability to generate earnings from capital investment; and other factors discussed in our Form 10 - K for the fiscal year ended December 31, 2018, which is on file with the SEC. We undertake no obligation to publicly update or revise any forward - looking statement. Non - GAAP Reconciliation For reconciliation of non - GAAP financial measures, see the Investor Relations section of the company’s Web site at www.AquaAmerica.com 2

NYSE: WTR Aqua America Overview NYSE: WTR

Aqua America to acquire Peoples in an all - cash transaction that reflects an enterprise value of $4.275B, which includes the assumption of approximately $1.3B of debt Expected to close in the fall of 2019, pending regulatory approvals Peoples Acquisition Highlights Creating a Larger, More Diversified, Regulated Water and Natural Gas Utility • Aligns with growth strategy and core competencies of infrastructure investment, regulatory compliance and operational excellence • Forms a >99% regulated water and gas distribution utility that will trade under a renamed holding company • Increases rate base by nearly 50% and provides platform for organic growth and infrastructure investment • Expected to provide earnings accretion in the first full year and over the long - term, with rate base CAGR of 7% in water and 8 - 10% in natural gas • Maintains focus on water with ~ 70% of combined company net income and rate base in water and wastewater • Expected to maintain strong investment grade credit rating 4

Aqua America Overview

Long-established water and wastewater utility with more than 1 million connections

Company Overview

- Founded in 1886; headquartered in Bryn Mawr, Pennsylvania
- Large multi-state water & wastewater company with ~$5.0 billion of estimated rate base expected as of year-end 2019
- >99% regulated water and wastewater utility[1]
- Serving 1 million customer connections in eight states[2]

Diverse Footprint with Expansion Potential



Visible Track Record of Outperformance

- ✓ Proven growth model rooted in prudent capital investment & efficient regulatory recovery
- ✓ History of strong profitability
- ✓ Above average dividend growth supporting a highly attractive, low-risk total return profile

One of the Largest Water Infra. Footprints[2]

- 13,347+ miles of water main
- 21 surface water filtration plants
- 188 wastewater treatment plants
- ~3,300 wells
- 1,000+ water storage tanks
- ~1,100 vehicles

AQUA

[1] Based on operating revenue for fiscal year 2018.
[2] As of 31-Dec-2018.

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Corporate Highlights Peoples Financing Complete • CPPIB investment kicks off permanent financing with $750 million PIPE investment • Equity, TEU and debt offerings successfully closed Progress Towards Peoples Regulatory Approval 6 Revenue Growth EPS Growth $194.3 $201.1 Q1 2018 Q1 2019 $ 105.1 Q1 2018 Q1 2019 Revenue Growth (millions) $133.8 • Regulatory approval for Peoples transaction obtained in Kentucky and West Virginia • Hearings before the Pennsylvania Public Utility Commission seeking approval of transaction completed on June 11, 2019 Infrastructure Investment (millions)

• Driver of growing our foundational water/wastewater business • Our primary focus today Municipal Initiative Strategic M&A MBAs • Opportunistic pursuit of large, regulated utility/infrastructure targets • Complementary to our regulated business • Capitalizes on broader infrastructure renewal Three - Pronged Growth Strategy Infrastructure Investment (pipes, plants, etc.) Operational Excellence Regulatory Affairs Core Competencies Leads To Aqua America Growth Strategy 7

Substantial U.S. Water Infrastructure Needs Represent a Massive Opportunity Treatment $102 Collection Systems $96 Other $54 Storm Water Management $19 $271 Billion Source: EPA Clean Watersheds Needs Survey (CWNS) 2012 Wastewater Water • 50,000 systems • 85% of population served by municipalities • Aqua serves 1% of U.S. population • 14,700 systems • 97% of population served by municipalities • Aqua serves 0.1% of U.S. population Key Industry Statistics 8 EPA Estimate of US Infrastructure Investment Needs American Society of Civil Engineers gives the U.S. drinking water and wastewater infrastructure a grade of “D” Transmission & Distribution $313 Treatment $83 Storage $48 Source $22 Other $7 $473 Billion Source: 2018 EPA Needs Survey Source: EPA surveys

Favorable Water & Wastewater Regulatory Trends Implemented in Last Decade Six of Aqua’s States Have Fair Market Value Legislation 9 2012 2013 2014 2016 2017 2018 2015 2019 Feb - 2012 1. PA WW DSIC 2. PA Forward Test Year 3. PA WW Consolidation Oct - 2012 4. NJ DSIC Apr - 2013 7. IN Forward Test Year Mar - 2013 5. OH Expanded DSIC 6. Forward Test Year Jun - 2013 8. NC W&WW DSIC Aug - 2013 9. IL Fair Market Value Mar - 2014 10. IN WW DSIC Feb - 2015 11. NJ Fair Market Value May - 2015 12. IN Distressed Utility Jul - 2015 13. IN DSIC Increase to 10% Mar - 2016 14. IN Expands FMV Jun - 2016 16. IL Expanded QIPS Jun - 2016 15. PA Fair Market Value Jul - 2017 17. NJ Water Quality Accountability Act Jul - 2018 18. NC Fair Market Value Jan - 2019 20. Ohio Fair Market Value Oct - 2018 19. VA WWISC Note: DSIC refers to ‘Distribution System Improvement Charge’. QIPS refers to ‘Qualifying Infrastructure Plant Surcharge’. ‘W’ and ‘WW ’ refer to “Water” and “Waste - Water”, respectively. WWISC refers to ‘Water and Wastewater Infrastructure Service Charge’. History of successful collaboration with legislatures and regulators to implement constructive regulatory mechanisms and introduce Fair Market Value legislation

Recent Municipal Acquisition Activity

2018 Closed Acquisitions

Acquisitions	State	Type	Total Cust.	Approximate Rate Base ($thousands)
Manteno	IL	WW	3,890	$25,200
Limerick	PA	WW	5,497	$64,100
Peotone	IL	W / WW	3,083	$12,500
East Bradford	PA	WW	1,240	$5,000
Total			13,710	$106,800

As of December 31, 2018

Also closed $28.3 million acquisition of Tredyffrin Township Municipal Authority's trunk sewer system connecting five municipal systems to treatment plant

2.3% total customer growth in 2018 from acquisitions (over 14,000 customers) and organic growth (over 8,500 customers)

An additional ~450 customers were added from small, non-municipal acquisitions.

Signed Municipal Agreements Pending Closing

Acquisition	State	Type	Total Cust.	Approx. Purchase Price ($000s)
New Garden	PA	WW	2,106	$29,500
Schuylkill	PA	W	600	$3,600
Grant Park	IL	WW	540	$2,300
Cheltenham	PA	WW	10,450	$50,250
Skyline	IL	W/WW	752	$3,550
East Norriton	PA	WW	4,952	$21,000
Total			19,400	$110,200

As of April 12, 2019

Additional non-municipal system Northern Neck in Virginia with 540 customers closed in Q1 '19.

~$100m of rate base acquired expected to generate ~$5m of incremental annual earnings potential[1]

Note: Transactions above listed in chronological order of closing / signing.
[1] This is an illustrative earnings assumption based on assumed 50% debt / 50% equity capital structure and hypothetical 10% allowed return on equity and historical results.

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Size Range (Approx. # of Customers) Total Customers (approx.) >50,000 315,000 10,000 – 50,000 54,000 <10,000 46,000 Total 415,000 11 Current Water and Wastewater Municipal Transaction Opportunities We are actively pursuing acquisition opportunities, in four of our existing states, totaling over 400,000 customers. While we do not expect to close all of these opportunities, this chart is meant to illustrate the significant size of and the number of municipals we are currently evaluating

2019 Rate Activity Pending Rate Cases and Surcharges • Base rate cases or surcharges completed in IL, NJ and OH* • $7.3 million in additional annualized revenue As of 5/2/2019 12 Completed Rate Cases and Surcharges • Base rate cases or surcharges in IL, OH and PA with requested annualized revenue increase of $4.9 million As of 5/2/2019 Additional rate activity information provided in Appendix Pending Rate Cases and Surcharges • Base rate cases or surcharges filed in NJ, NC and OH • Requested $6.3 million in additional annualized revenue As of 5/2/2019 PA Rate Case Settlement Reached Pending Approval • $47 million in additional annual revenue expected to go into rates, approximately 65% of our initial ask.

Aqua and Peoples PA Rate Case Update 13 Aqua Pennsylvania Peoples Natural Gas 2 (PA) Date Filed 17 - Aug - 2018 28 - Jan - 2019 Requested Rate Base $3,409m 1 $2,052m Test Year • Fully - projected future test year ending Mar - 2020 • Fully - projected future test year ending Oct - 2020 Requested Revenue Increase ($m) $71.8m $94.9m Authorized Increase • Proposed settlement for $47.3m of annualized revenue increase (pending final approval) • Rate case proceedings ongoing Timing • New rates went into effect in May 2019 • New rates expected to go into effect in fall 2019 Commentary • Aqua’s first PA rate case since 2011 filing • Incorporates more than 20 new acquisitions and over $2b of investment • Aqua’s first PA rate case using fully projected future test year • Peoples’ first rate case since 2012 filing • Supports the largest infrastructure initiative in the company’s history • Represents consolidation of Peoples and Equitable divisions 1 Represents Aqua America estimate of depreciated utility plant less CIAC, customer advances for construction, and deferred inc om e taxes plus allowance for materials and supplies and cash working capital as of 31 - Mar - 2020. 2 Does not include Peoples Gas, TW Phillips and Delta.

14 Aqua’s Commitment to Safety and Sustainability • Issued inaugural Corporate Social Responsibility Report in 2018 • Participated in Carbon Disclosure Project (CDP) Survey and received a strong first - time score of C in the “Awareness” level in the top 40% of CDP companies • Main break average steadily declining and below acceptable range, substantially reducing unaccounted - for water • Reported record safety metrics including steadily declining lost time injury rate, lost work days and OSHA injury rate • Compliance for drinking water and wastewater continued to improve to record levels 0 5 10 15 20 25 30 35 40 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Aqua Southeastern Pennsylvania break rates AWWA nationally acceptable breakage rage: 15 breaks / 100 pipeline miles (Breaks / 100 pipeline miles) Aqua Southeastern Pennsylvania Main Break Averages

2019 Aqua Stand - Alone Guidance Excluding Peoples transaction - related items and earnings impacts from Peoples post - closing 15 Earnings • Adjusted income of $1.45 to $1.50 per share Capex • Infrastructure investments of approximately $550 million in 2019 for communities served by Aqua • Infrastructure investments of approximately $1.4 billion through 2021 in existing operations to rehabilitate and strengthen systems • Rate base growth of 7 percent per year through 2021 Customer Growth • Total customer growth of between 2 and 3 percent Peoples • Closing of Peoples acquisition expected in the fall of 2019

Growth in Income from Continuing Operations per Share Income from Continuing Operations per Share (diluted) 2015 adjusted for joint venture impairment charge (a non - GAAP financial measure). 2015 Income per Share was $1.14. 2018 adjusted for transaction costs and other items related to the Peoples transaction (non - GAAP). 2018 GAAP Income per Share was $1.08. 2019 Aqua stand - alone guidance range, excluding Peoples transaction - related items and earnings impacts from Peoples post - closing. 16 $1.20 $ 1.14 $ 1.32 $ 1.35 $ 1.08 $1.45 $1.26 $1.41 $1.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 $1.60 2014 2015 2016 2017 2018 2019

Dividend Increase History 7.0% Increase to Annualized Dividend Rate Effective 9/1/2018 17 $0.6080 $0.6600 $0.7120 $0.7652 $0.8188 $0.8760 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 2013 2014 2015 2016 2017 2018 Dividend per Share (annualized) Dividend paid for last 74 years in a row and increased 28 times in the last 27 years.

NYSE: WTR Peoples Acquisition

Peoples: A Leading Natural Gas Utility

A regulated natural gas distributor with over 740,000 total customers

- Provides natural gas distribution services to over 740,000 total customers in three states
- Headquartered in Pittsburgh, PA
- The company was created through the acquisition by SteelRiver of Peoples in Feb. '10, TW Phillips in May '11, Equitable in Dec. '13 and Delta Gas in Sept. '17
- Employees: 1,500+
- Approximately 15,200 miles of distribution pipeline, 2,400 miles of gathering pipeline and 310 miles of intrastate transmission pipeline as of Dec. '18



Territory
Headquarters
OH
PA
WV
KY
VA

Financial Overview

- Long-term Infrastructure Improvement Plan ("LTIIP") for approximately $200M annually
- 3,100 miles of bare steel and cast-iron pipe to be replaced in coming years at a rate of approximately 150 miles per year
- 98% of earnings from regulated gas distribution
- Projected Rate Base CAGR: ~8-10% ('19-'21)[1]
- Peoples Natural Gas filed a PA rate case in January 2019

State	Approximate # of Customers
Pennsylvania	693,244
Kentucky	38,701
West Virginia	12,868
Total	744,813

Source(s): SNL, FERC filings; Peoples projections per Peoples management, adjusted per Aqua diligence.
[1] Represents expected compound annual growth from 01-Jan-2019 through 31-Dec-2021 based on capex, depreciation and rate base assumptions.

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Combined Pro Forma Utility Profile Creating an infrastructure company well - positioned for strong growth 20 TX IL IN OH NC WV KY PA VA $7.2b $5.0 $2.2 Water Gas 1.7m 66% 9% 6% 5% 5% 10% PA OH NC TX IL All Other 1 As of 31 - Dec - 2018. Due to rounding, percentages may not always appear to add up to 100% Combined Company Footprint Water Only Combined Gas Only 2019 YE Estimated Rate Base ($B) Current Customers by State 1

Acquisition of Peoples: Strategic Rationale

Creating an infrastructure company well-positioned for strong growth

Strategic Rationale	
Adds platform for growth	• Introduces new platform for growth • Expands infrastructure investment opportunities to drive rate base growth
Benefits of increased scale	• Increases rate base ~45%[1] and diversifies earnings mix • Creates only multi-platform water and natural gas utility of scale in the US
Constructive jurisdictions	• Increases presence in PA; one of the most highly-regarded regulatory environments
Shared expertise in infrastructure	• Highly complementary infrastructure businesses
Management Team Experience	• Peoples team brings meaningful experience, with COO having been with Peoples for over 30 years

Expected Benefits to Key Stakeholders

Customers

- ✓ Continued best-in-class service from established gas and water utilities
- ✓ No impact to customer rates from transaction
- ✓ Financial capacity will enhance infrastructure investments, increasing reliability and safety

Shareholders

- ✓ Accretive to earnings
- ✓ Improves future rate base and earnings growth
- ✓ Supports continued long-term dividend growth
- ✓ Larger market capitalization, float and trading liquidity post permanent financings

Communities

- ✓ Continued engagement in the communities that each company serves
- ✓ Infrastructure investment will improve quality of life and contribute to economic prosperity in our communities

[1] Based on expectations for estimated rate base as of year-end 2019.

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- $50 $100 $150 $200 $250 $300 $350 $400 2016A 2017A 2018A 2019E 2020E 2021E ($ Millions) Peoples’ Distribution System Material 1 (Miles) 0 2,000 4,000 6,000 8,000 Cast Iron Bare Unprotected Steel Bare Cathodically Protected Steel Coated Unprotected Steel Coated Cathodically Protected Steel Plastic, Copper and Fiberglass PA WV KY • Peoples has identified over 3,000 miles of bare steel and cast iron pipe to be replaced under its LTIIP by 2034 in its PA service territory alone » At approximately 150 miles per year of pipe replacement, this implies ~20 years of increased capital spending » DSIC allows for accelerated recovery of capital between rate cases There is ample opportunity at Peoples to deploy capital to improve aging infrastructure and earn timely recovery under the LTIIP Peoples’ Pipeline Replacement Program 92 3,064 131 525 4,107 7,448 (>99.9% plastic) LTIIP - approved replacement Potentially eligible to be included in future LTIIP filing 22 Capital Expenditures 1 Represents latest data available as of announcement of the Peoples acquisition on 23 - Oct - 2018.

46% DSIC Eligible 54% Standard Rate - Making Aqua Capex: 2019 - 2021 Estimates 70% DSIC Eligible 30% Standard Rate - Making Peoples Capex: 2019 - 2021 Estimates 57% DSIC Eligible 43% Standard Rate - Making Pro Forma Combined Capex: 2019 - 2021 Estimates State PA IN OH NJ IL NC Mechanism DSIC DSIC SIC DSIC QIPS WSSIC Allowed Surcharge 7.5% W 5% WW 10% 12.75% W 9% WW 5% 2.5% Avg. annual increase 5% State PA KY Mechanism DSIC PRP Allowed Surcharge 5% No cap Large share of capex eligible for DSIC and other mechanisms significantly reduces regulatory lag for combined company. ~7% Rate Base CAGR 1 ~8 - 10% Rate Base CAGR 1 23 Attractive Capex Recovery Mechanisms Note(s): DSIC refers to ‘Distribution System Improvement Charge’. WSSIC refers to ‘Water and Sewer System Improvement Charge’. QIPS refers to ‘Qualifying Infrastructure Plant Surcharge’. PRP refers to natural gas ‘Pipeline Replacement Program’. 1 Represents expected compound annual growth from 01 - Jan - 2019 through 31 - Dec - 2021 based on capex, depreciation and rate base assumptions.

+ % Increase Above Aqua Standalone Enterprise Value ($B) $9.1 1 $4.3 $13.4 +47% Customers 2 ~1,000,000 ~740,000 ~1,740,000 +74% ‘19E Rate Base ($B) 2 $5.0 $2.2 $7.2 +44% Full - Time Employees 3 ~1,600 ~1,500 ~3,100 +94% Significantly Larger Utility Platform 24 Source(s): Aqua America SEC Filings, Bloomberg market data 1 Represents Enterprise Value as of 29 - Mar - 2019 sourced from Bloomberg, calculated as the market value of common stock plus marke t value of preferred equity plus market value of debt plus minority interest minus cash and investments. 2 Estimated as of year - end 2019. 3 As of 31 - Dec - 2018.

Sources and Uses ($ in millions) Sources of Funds Use s of Funds Common Stock $1,294 Peoples Equity Purchase Price 1 $2,905 CPPIB Equity Investment 2 $750 Assumption of Peoples debt 3 $1,370 Tangible Equity Units (“Mandatory Convertible”) $690 Aqua Private Placement Note Refinancing $314 Debt $900 Transaction Costs / Expenses $265 Assumption of Peoples debt 3 $1,370 General Corporate Purposes 4 $150 Total Sources of Funds $5,004 Total Uses of Funds $5,004 25 • On 29 - Mar - 2019, we announced an approximately $750m investment from CPPIB which will close concurrently with, and contingent upon, the Peoples acquisition 2 • Our permanent financing plan targets a strong balance sheet and strong investment grade credit ratings for a fully regulated company 1 Assumes that the Peoples Acquisition cash purchase price is reduced by $1.37b based on assumption of $1.37b of Peoples’ indeb te dness. 2 Through the investment, CPPIB will acquire approximately 21.7 million newly issued shares of Aqua’s common stock. 3 Based on estimated Peoples net debt at closing. 4 General corporate purposes may include working capital and capital needs or repayment of certain revolving credit facility bo rr owings.

Strong Debt Issuance and Credit Ratings • Issued $900 million of senior notes at a weighted average yield of 3.96% • Weighted average maturity of 21 years • Lower interest rate than expected at October announcement • Strong investment - grade ratings • Interest rate swaps settled; will result in $11.1 million of income from mark - to - market in Q2 26

Timeline / Transaction Status



Transaction
Financial
Regulatory
23-Oct-2018
✓ Aqua America announces acquisition of Peoples
20-Nov-2018
✓ Aqua America files merger application with KY PSC
13-Nov-2018
✓ Aqua America files merger applications with PA and WV PUCs
28-Jan-2019
✓ Peoples filed a rate case for PA
08-Feb-2019
✓ Aqua America filed a rate case settlement for PA
13-Mar-2019
✓ KY PSC approved merger application
27-Mar-2019
✓ Proposed merger settlement filed with WV PSC
29-Mar-2019
✓ Aqua America announces $750m equity investment from CPPIB
April-2019
✓ Aqua America equity and debt offerings
2Q-2019
✓ WV PSC approved merger application
May-2019
✓ Aqua America PA Rate Case in effect
2019
Targeted final resolution of PA merger proceedings
2019
Transaction expected to Close
October
November
December
January
February
March
April
May
June
Fall 2019
Integration and post-merger planning is well underway and has been ongoing since deal announcement

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Customers • Continued best - in - class service from established gas and water utilities • No impact to customer rates from transaction • Financial capacity will enhance infrastructure investments, increasing reliability and safety Employees • Shared culture of safety, operational excellence and professional development • Increased opportunities for career development and advancement • Complementary values and missions Communities • Continued engagement in the communities that each company serves • Infrastructure investment will improve quality of life and contribute to economic prosperity in our communities Shareholders • Immediately accretive to earnings first full year and over the long - term post closing • Improves future rate base and earnings growth • Supports continued long - term dividend growth • Larger market capitalization, float and trading liquidity post permanent financings Bondholders • Transaction expected to be financed largely with equity to maintain strong investment - grade credit ratings Commitment to Stakeholders Combining Two Great Companies, Each with Over a Century of Service 28

For a more detailed presentation visit our website at www.AquaAmerica.com Questions? 29 For more information contact: Brian Dingerdissen Vice President, Chief of Staff and Investor Relations 610.645.1191 BJDingerdissen@AquaAmerica.com

NYSE: WTR Appendix Aqua America

Public Information Available on Peoples Publicly Available Information • Aqua America Press Release Announcing Peoples Acquisition • Aqua America Peoples Acquisition Investor Presentation and Call Transcript • Aqua America Q3 ’18, FY 2018 and Q1 2019 Earnings Presentations and Call Transcripts • 2017 Annual Gas LDC Filing for Peoples’ Natural Gas, Peoples’ Gas LLC (formerly known as TWP), Peoples WV and Delta Gas • Available on SNL energy database and PUC websites • Credit Ratings Agency Research • Moody’s research dated Oct 24, 2018 and April 24, 2019 • S&P Research dated Jul 16, 2018, Oct 24, 2018 and April 24, 2019 • SNL energy database (rate case filings and FERC financials) Public Disclosures Provided by Aqua and Peoples • 3,000+ miles of pipe to be replaced under LTIIP • Annual Capex • 2018E: ~$280mm • 2019E: $297mm • 2020E: $360mm • 2021E: $360mm • 70% of capex eligible for DSIC or similar mechanisms • 2019E Key Financials: • EBITDA: $289mm • Rate Base: $2.2bn • Assets: $3.4bn • Rate Base CAGR: ~8 - 10% (’19E – ’21E) • 370,000 potential customers conversions in Western Pennsylvania 31

First Quarter Highlights Unfavorable Change Favorable Change 32 As of March 31, 2019 In millions except per share Q1 2019 Q1 2018 Variance Revenue $201.1 $194.3 3.5% Operations and Maintenance Expense $79.3 $73.9 7.3% Net Income (GAAP) $16.9 $50.8 (66.7%) Net Income per Share (GAAP) $0.09 $0.29 (69.0%) Adjusted Income (non - GAAP) $49.7 $50.8 (2.2%) Adjusted Income per Share (non - GAAP) $0.28 $0.29 (3.4%)

Operating Revenues Q1 2019 vs. Q1 2018 Change in Operating Revenues (thousands) 33 ($2,215) $194,347 $4,747 $3,147 $1,036 $70 $201,132 $165,000 $170,000 $175,000 $180,000 $185,000 $190,000 $195,000 $200,000 $205,000 $210,000 Revenue Q1 2018 Rates & Surcharges Regulated Growth Other Market-Based Activities Consumption Revenue Q1 2019

Operations & Maintenance Expenses Change in Operations & Maintenance Expenses (thousands) 34 Q1 2019 vs. Q1 2018 ($4,008) $73,946 $6,646 $972 $744 $638 $376 $79,314 $40,000 $45,000 $50,000 $55,000 $60,000 $65,000 $70,000 $75,000 $80,000 $85,000 $90,000 O&M Q1 2018 Transaction Expenses Regulated Acquisitions Production Expenses Employee Related Costs Market Based Activities Other O&M Q1 2019

Earnings per Common Share Q1 2019 vs. Q1 2018 Change in Earnings Per Share 35 ($0.036) ($0.009) ($0.154) ($0.030) $0.29 $0.020 $0.011 $0.006 $0.28 $0.09 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 EPS Q1 2018 Rate cases (including surcharges) Regulated Growth Expenses Market Based Activities & Other Consumption Adjusted Income Per Share (non- GAAP) FMV adjustment on interest rate swap Transaction Expenses for Peoples Acquisition EPS Q1 2019

State Docket Number Type Awarded Annualized Revenue Increase ($thousands) Illinois N/A Surcharge (w) $1,394 N/A Surcharge (ww) $268 Ohio 89 - 7028 - WW - TRF Rate Cases (w) $974 18 - 0337 - WW - SIC Surcharge (w) $2,267 Pennsylvania M - 2018 - 3006585, M - 2018 - 3006634, M - 2019 - 3008029, M - 2019 - 3008681, M - 2019 - 3008713 Surcharges (w & ww) $2 Total $4,905 Aqua 2019 Rates and Surcharges Completed As of May 2, 2019 36 Note: Rates and Surcharges differentiated by water (w) and wastewater (ww) systems.

Aqua 2019 Rates and Surcharges Pending As of May 2, 2019 State Docket Number Type Requested Annualized Revenue Increase ($thousands) New Jersey WRT18121351 Rate Case (w) $7,202 North Carolina W - 218, Sub 497A Surcharge (w) $602 W - 218, Sub 497A Surcharge (ww) $62 Ohio 18 - 1843 - WW - UNC & 18 - 1841 - ST - UNC Tax Compliance Surcharge ($3,917) 19 - 567 - WW - SIC Surcharge (w) $2,335 Pennsylvania* R - 2018 - 3003558 Rate Case (w) $58,299 R - 2018 - 3003561 Rate Case (ww) $13,470 Total $78,053 Note: Rates and Surcharges differentiated by water (w) and wastewater (ww) systems. 37 *Joint settlement agreement reached and pending approval with approximately $47 million in annual incremental revenue. Rates went into effect in May 2019.

Building for the Future Regulated Operations 38 $328,605 $364,689 $382,996 $478,089 $495,737 $550,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2014 2015 2016 2017 2018 2019* Average Annual Capital Investment ($thousands) *2019: forecasted annual capital investments

Aqua States with Infrastructure Surcharges Water only 16 additional states have water infrastructure surcharges State Allowed Surcharge IL 2.5% Avg. Annual Increase IN 10% NC 5% NJ 5% OH 12.75% water 9% wastewater PA 7.5% water 5% wastewater 39

State by State Comparison As of December 31, 2018 State Rate Base ($000s) Water Connections Wastewater Connections Total Customers PA 3,095,126 440,487 28,115 468,602 OH 317,168 145,938 6,878 152,816 IL 320,002 65,214 15,222 80,436 TX 234,569 64,360 17,480 81,840 NJ 171,113 53,639 6,213 59,852 NC 203,761 81,074 19,114 100,188 IN 82,622 1,226 26,979 28,205 VA 75,047 25,843 7,787 33,630 Total 4,499,410 877,781 127,788 1,005,569 40 State Rate Base ($000s) Gas Connections PA 1,938,911 693,244 KY 108,358 38,701 WV 26,100 12,868 Total 2,073,370 744,813 Aqua Standalone Peoples

Note: Organization chart simplified to exclude non - operational legal entities and small unregulated subsidiaries. As part of the Aqua America family, Peoples provides a natural gas platform of scale and creates another avenue for growth. Combined Company (Aqua America, Inc.) Peoples Natural Gas Company LLC Peoples Gas Company LLC Delta Natural Gas Company, Inc. Aqua Pennsylvania, Inc. Other Aqua Operating Companies (IN, OH, TX, IL, NJ, VA, NC) (Water) (Natural Gas) 41 Pro Forma Organization Overview

GAAP to non - GAAP Reconciliation 2019 2018 Net income (GAAP financial measure) $16,924 $50,839 Plus: transaction - related expenses for the Peoples transaction 41,428 Less: tax effect (8,628) Adjusted income (non - GAAP financial measure) $ 49,724 $50,839 Net income per common share (GAAP financial measure): Basic $ 0.09 $ 0.29 Diluted $ 0.09 $ 0.29 Adjusted income per common share (non - GAAP financial measure): Basic $ 0.28 $ 0.29 Diluted $ 0.28 $ 0.29 Average common shares outstanding: Basic 178,213 177,801 Diluted 178,552 178,238 42 Quarter Ended March 31,